                    IMPERIAL CREDIT MORTGAGE HOLDINGS, INC.

                          1996 STOCK OPTION LOAN PLAN


SECTION 1.       PURPOSE.
                 -------

          This plan is intended to govern the 1996 Stock Option Loan Plan (the "Loan Plan") of Imperial Credit Mortgage Holdings, Inc., a Maryland corporation (the "Company") in connection with the granting of Stock Options to Eligible Employees under the Company's 1995 Stock Option, Deferred Stock and Restricted Stock Plan (the "1995 Plan"). Pursuant to Section 5(f) of the 1995 Plan, the Company may make loans available to Stock Option holders. The purpose of the Plan is to enable the Company, its Subsidiaries, ICI Funding Corporation ("ICIFC"), a California corporation, and Imperial Credit Advisors, Inc., a California corporation (the "Manager", together with the Subsidiaries and ICIFC, the "Affiliated Companies"), to provide officers, directors and key employees with financial assistance in the exercise of Stock Options under the 1995 Plan. Terms not otherwise defined herein shall have the meaning set forth in the 1995 Plan.

SECTION 2.     ADMINISTRATION.
               --------------

     The Loan Plan shall be administered by the Compensation Committee (the "Committee") which shall be appointed by the Board of Directors of the Company and which shall serve at the pleasure of the Board.

     The Committee shall have full and exclusive power and authority (within the limitations described herein and in the 1995 Plan) to adopt such rules, regulations, agreements, guidelines and instruments as it deems necessary or appropriate for the proper administration of the Loan Plan, and all actions taken and determinations made by the Committee with respect to any issues or matters which may arise thereunder shall be final and binding on all interested parties.

SECTION 3.     ELIGIBILITY FOR FINANCIAL ASSISTANCE.
               ------------------------------------

     Any present or future Eligible Employee of the Company, its Subsidiaries, ICIFC and the Manager who has been or may in the future be granted a Stock Option under the 1995 Plan, may apply to the Committee for a loan (a "Loan") from the Company in accordance with the provisions of this Loan Plan. The Committee shall have complete discretion in determining whether to approve the loan application in whole or in part. The grant of a Loan under this Loan Plan shall not obligate the Company or any Affiliated Company to pay the Participant any particular amount of enumeration, to continue the employment if the Participant after the grant or to make further loans to the Participant at any time thereafter. For purposes of this Loan Plan, the terms "Eligible Employee" and "Participant" shall have their respective meaning under the 1995

Plan.

SECTION 4.     LOAN TERMS.
               ----------

     The Company shall, upon the Committee's recommendation, extend one or more loans to a Participant provided any such Loan shall be subject to the following terms and conditions:

(a) PRINCIPAL. The principal of the Loan shall not exceed the sum of (x) the exercise price less the par value of the shares of Common Stock covered by the Stock Option or portion thereof, exercised by the holder and (y) any Federal, state, local income tax attributable to such exercise.

(b) MATURITY DATE. The Loan shall have a stated maturity determined by the Committee for an initial term of five (5) years from the date of the Loan. The Loan may be extended annually for up to two (2) more years but in no
                              --------------------------
     event may the entire term of the Loan be longer than seven (7) years, including extensions. The Loan shall be payable in full on its maturity date.

(c) PROMISSORY NOTE. The Loan shall be with full recourse to the Participant and shall be evidenced by the Participant's promissory note (a "Note"). Interest will be charged on the entire outstanding principal balance of the Loan and will accrue using the simple interest method over 365 days with interest payments to be payable quarterly only upon the payment of dividends by the Company to holders of its Common Stock. The interest rate shall be adjusted annually from the date of the Loan with a rate approved by the Committee provided; however that the interest rate on a Loan shall
                      --------  -------
     be not less that the applicable federal rate as determined under the Internal Revenue Code Section 1274 (d) at the time the Loan is made or whenever the interest rate is adjusted. The Note shall be substantially in the form as attached hereto as Exhibit "A" and shall contain such other terms and conditions, which are not inconsistent with the provisions of the Loan Plan or the 1995 Plan, as the Committee shall determine in its sole and absolute discretion.

(d) SECURITY PLEDGE OF SHARES. Except as otherwise provided in clause (i) of the first sentence of Section 4 hereof or if the Committee shall determine that the taking of such security would violate any applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction shares of Common Stock acquired by the Participant upon the particular exercise of the Stock Option having a Fair Market Value at least equal to the principal amount of the Loan shall be pledged by the holder to the Company as security for payment of the unpaid principal balance of the Loan (the "Pledged Shares"), provided that the shares of Common Stock pledged as security for the Note shall be adequate for compliance purposes with all applicable laws or regulations. The Participant shall effect such pledge by physically delivering to the Company (i) the certificate for the acquired shares, accompanied by a duly executed stock power in blank, and (ii) a properly executed stock pledge agreement in such form attached hereto as Exhibit "B". In the discretion of the Committee and on such terms and conditions as it may specify, Pledged Shares may be released from such pledge only when the principal balance plus accrued interest on the Loan is paid in full.

(e) SALE OF PLEDGED SHARES. Within ten (10) business days after the maturity date of the Loan, or on the date as of which the Participant elects to prepay the Loan and Note as provided in Section 4(i), the Participant shall repay in full the then unpaid principal balance of the Note, accrued and unpaid interest, and any applicable Federal and state withholding taxes.
     If not fully paid when due, the Participant agrees to sell his or her Pledged Shares to the Company at the market price on the maturity date, if a business day (or at the market price on the business day immediately preceding the maturity date if the maturity date is not a business day). The Participant agrees to sell to the Company, or the Company may sell on the open market (except as hereinafter provided), the number of shares of Company Stock pledged as collateral necessary to repay in full the Note, accrued and unpaid interest, and any applicable Federal and state withholding taxes. If the Pledged Shares are sold on the open market, the Company shall receive and apply the sale proceeds (net of brokerage fees, collection fees and Federal or state withholding taxes on income applicable to the transaction) realized from such sale toward repayment of the Note, accrued and unpaid interest, and any applicable Federal and state withholding taxes. If, pursuant to procedures established by the Company for compliance with securities laws, the Company believes that the purchase of Pledged Shares by the Company in repayment of the Note, or the sale by the Company of Pledged Shares of Company Stock on the open market to repay the Note, would violate any provision of applicable securities laws or cause the Participant to incur a liability under Section 16(b) of the Securities Exchange Act of 1933, as amended, the maturity date may be extended by the Committee until the first day the purchase by the Company of the Pledged Shares or a sale of the Pledged Shares on the open market can be made without violating such securities laws or incurring such liability under Section 16(b). Any shares of Common Stock remaining after repayment of the Note, accrued and unpaid Interest, and any applicable Federal and state withholding taxes, shall be transferred to the Participant.

(f) SALE OR TRANSFER. In the event of the sale or transfer of any of the Pledged Shares except for (a) a transfer effected in connection with a consolidation, reorganization, recapitalization or merger of the Company, in which case such newly acquired shares shall be pledged to the Company as substitute security, except in the case of the Change in Control as provided in Section 4(p), (b) a transfer to the Company in payment of the exercise price of one or more Stock Options outstanding under the 1995 Plan, in which case the shares issued upon such exercise shall be pledged to the Company as substitute security or (c) a sale in which the proceeds are used, or are to be used, for the payment of Federal or state income taxes, including withholding taxes, incurred in connection with exercise of Stock Options granted under the 1995 Plan in respect of which a Loan hereunder has been made, the unpaid balance of the Note shall become immediately due and payable in full. The Company shall release shares to be sold from the pledge only if the Participant first pays the Company the accelerated portion of the Note covering the exercise price of the shares (plus any withholding tax obligations, if not yet satisfied) or otherwise enters into a satisfactory arrangement with the Company to provide for payment of such amount upon consummation of the sale.

(g) BANKRUPTCY OR DEFAULT ON PAYMENTS. Each Note shall become immediately due, at the option of the Company, in the event of bankruptcy or insolvency of the Participant or failure to pay interest or principal thereon within 30 days of any due date.

(h)  PREPAYMENT.  A Loan may be prepaid without penalty at any time.

(i) COMPANY DIVIDENDS AND VOTING RIGHTS. Dividends paid on shares of Common Stock pledged as security for a Loan shall be first applied by the Company to pay interest accrued and unpaid on the Participant's Note. To the extent that dividends for any quarter are insufficient to pay the accrued interest for a quarterly installment, the difference shall be added to the principal balance of the Loan. To the extent that dividends for any quarter are in excess of the accrued interest for a quarterly installment, then a minimum of 50% of the excess shall be applied to the principal balance of the Loan with the remainder to be paid in cash to the Participant, at the Participant's option as indicated to the Company in writing. The Participant shall have all voting rights of a stockholder of the Company so long as there is no default in the performance of any of the terms of the Loan Plan, the Note or stock pledge agreement. After any such default, and prior to the cure thereof, Company shall have the right to vote the Pledged Shares at any such meeting of stockholders.

(j) BONUSES TO PARTICIPANT. A Loan may provide for mandatory payments of principal and interest at times and in amounts determined by reference to bonus and incentive payment made or to be made by the Company to the Participant.

(k) AMENDMENT TO TERMS OF LOAN. At any time, the Committee may, in its sole discretion, and subject to conditions as it may impose or authorize, extend the time for repayment of a Loan or make other adjustments to a Loan which shall be evidenced in writing, provided that a change to a Loan shall not, without the consent of the Participant, adversely affect a Participant's rights under such Loan.

(l) RESTRICTIONS ON TRANSFER. At the time a Loan is made, the Committee may impose restrictions on the Participant's ability to sell, encumber, or otherwise dispose of the Company's Common Stock acquired with the Loan. Loans and all rights associated with Loans, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution.

(m) LEGENDS. The Company may place on any certificate representing Company Stock acquired or held with the proceeds of a Loan any legend deemed desirable by the Company's counsel to comply with federal or state securities laws and to disclose the restrictions, if any, on dispositions imposed by the Committee.

(n) VIOLATION OF INDENTURE. Notwithstanding anything in this Section to the contrary, the Company shall not be required to make a Loan to a Participant if making such Loan will (i) cause the Company to violate any covenant or other similar provision in any indenture, loan agreement, or other agreement, or (ii) violate any applicable federal, state or local law.

(o) CHANGE IN CAPITAL STRUCTURE. In the event of any merger, reorganization, consideration, recapitulation, stock dividend, or other change in corporate structure affect the Company's Common Stock, other than a Change of Control as discussed below, such newly-acquired shares shall be pledged to the Company as substitute or additional security.

(p) CHANGE IN CONTROL. Pursuant to Section 10(a) of the 1995 Plan, in the event of a Change of Control, any Loan made pursuant to this Loan Plan shall be forgiven and the collateral pledged in connection with any such loan shall be released.

(q) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. In the event a Participant terminates employment for any reason other than death or Disability, the unpaid balance of the Note shall become due and payable on the 10th trading day after such termination or cessation; provided, however, that if such a sale of shares of the Company's Common Stock would cause such Participant to incur liability under the provisions of any applicable Federal or state Securities law, the unpaid balance shall become due and payable on the 10th trading day after the first day on which such sale can be made without incurring such liability or such violation. In the event a Participant terminates employment as a result of death or Disability, the unpaid balance of the Note shall become due and payable six months after the date of such termination or cessation.

SECTION 5.     AMENDMENT AND TERMINATION.
               -------------------------

     The Committee may at any time and from time to time suspend or terminate the operation of the Loan Plan and the extension of Company Loans hereunder, and may amend or modify the provisions of the Loan Plan, including the terms and conditions upon which Loans are to be made to Participants. Under no circumstances, however, shall any such amendment, termination or suspension of the Loan Plan adversely affect the rights and obligations of Participants under any loans at the time outstanding under the Loan Plan except as provided herein.

SECTION 6.     MISCELLANEOUS PROVISIONS.
               ------------------------

(a) RIGHTS TO A LOAN. No key employee or other person shall have any claim or right to receive a Loan under the Loan Plan.

(b) COMPLIANCE. No loan shall be made hereunder unless counsel for the Company shall be satisfied that such loan will be in compliance with applicable Federal, state and local laws.

(c)  EXPENSES.  The expenses of the Loan Plan shall be borne by the Company.

(d) UNFUNDED STATUS. The Loan Plan shall be unfunded, and the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the making of any loan under the Loan Plan.

(e) CONSENT OF PARTICIPANT. By accepting any loan under the Loan Plan, each Participant shall be conclusively deemed to have indicated his/her acceptance and ratification of, and consent to, any action taken under the Loan Plan by the Company, the Board of Directors of the Company or the Committee.

(f) FILINGS. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding loans hereunder as may be required by any applicable statute, rule or regulation.

(g) NOTICES. All notices and other communications required or permitted to be given under this Loan Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company then at its principal business address to the attention of the Secretary; (b) if to any Participant then at the last address of the Participant known to the sender at the time the notice or other communication is sent.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Loan Plan by the Board on the 17th day of December, 1996, the Company has caused this Loan Plan to be duly executed by its duly authorized officers.


                    IMPERIAL CREDIT MORTGAGE HOLDINGS, INC.

                    By:  /s/ JOSEPH R. TOMKINSON
                         ---------------------------------
                         Name: Joseph R. Tomkinson
                         Title: Chief Executive Officer

                                   EXHIBIT A

                                PROMISSORY NOTE


$____________                                      Santa Ana Heights, California
                                                                 ________, 19___


     FOR VALUE RECEIVED, the undersigned (the "Maker") and, if the Maker is married at the date of execution of this Note, the undersigned spouse of the Maker (also a "Maker"), promises (or if there shall be two Makers, both jointly and severally promise) to pay to the order of IMPERIAL CREDIT MORTGAGE HOLDINGS, INC. (the "Company"), on______________ [term of 5 years] (the "Maturity Date"), the sum of _____________________Dollars ($__________), and all accrued but unpaid interest thereon. The outstanding principal amount hereof shall bear interest until the Maturity Date at the rate of _____% per annum, subject to annual adjustment as approved by the Company's Compensation Committee. Interest accruing under this Note shall be payable quarterly only upon the payment of dividends by the Company to holders of its Common Stock; provided, however, that all interest accrued hereunder plus the principal balance shall be due and payable on the Maturity Date.

     PAYMENTS. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the principal office of the Company located at 20371 Irvine Avenue, Santa Ana Heights, California 92707, or at such other place as the holder hereof may designate in writing. Whenever any payment on this Note is stated to be on a day that is not a business day, such payment shall instead be made on the next business day. Each payment made hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal, and interest shall thereupon cease to accrue upon the principal so credited.

     COMPANY DIVIDENDS. Dividends paid on shares of Common Stock pledged as security for this Note shall automatically be applied by the Company first to pay interest accrued and unpaid on this Note. To the extent that dividends for any quarter are insufficient to pay the accrued interest for a quarterly installment, the difference shall be added to the principal balance of this Note. To the extent that dividends for any quarter are in excess of the accrued interest for a quarterly installment, then a minimum of 50% of the excess shall be applied to the principal balance of the Loan with the remainder to be paid in cash to the Maker, at the Maker's option, as indicated to the Company in writing.

     OPTIONAL PREPAYMENT. The Maker (or if there shall be two Makers, each Maker) shall have the right to prepay this Note in whole at any time or in part from time to time without penalty on any amounts so prepaid.

     MANDATORY PREPAYMENT. This Note has been executed and delivered in payment of the purchase price of shares of Common Stock of the Company (the "Shares") acquired by the Maker pursuant to the exercise of Stock Options granted under the Company's 1995 Stock Option, Deferred Stock and Restricted Stock Plan. If at any time before payment of this in full, the Maker shall sell any of the Shares, the Maker agrees (or if there shall be two Makers, both jointly and severally agree) to prepay this Note immediately upon receipt of the net proceeds of such sale in an amount equal to the outstanding principal of this Note and accrued interest to the date of such prepayment.

     All prepayments, mandatory or optional, shall be applied first to payment of accrued interest and then to reduction of outstanding principal.

     BANKRUPTCY OR DEFAULT. This Note shall become immediately due, at the option of the Company, in the event of bankruptcy or insolvency of the Maker or failure to pay interest or principal thereon within 30 days of any due date.

     CHANGE OF CONTROL. Pursuant to Section 10(a) of the Company's 1995 Stock Option, Deferred Stock and Restricted Stock Plan, in the event of a Change of Control (as defined therein), this Note shall be forgiven and the collateral pledged in connection with this Note shall be released.

     TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. In the event the Maker terminates employment for any reason other than death or Disability (as defined in the Company's 1995 Stock Option, Deferred Stock and Restricted Stock Plan), the unpaid balance of this Note shall become due and payable on the 10th trading day after such termination or cessation; provided, however, that if such a sale of shares of the Company's Common Stock would cause the Maker to incur liability under the provisions of any applicable Federal or state Securities law, the unpaid balance shall become due and payable on the 10th trading day after the first day on which such sale can be made without incurring such liability or such violation. In the event the Maker terminates employment as a result of death or Disability, the unpaid balance of this Note shall become due and payable six months after the date of such termination or cessation.

     Presentment, demand and notice of dishonor are hereby waived, and the Maker agrees (or if there shall be two Makers, both jointly and severally agree) to be bound for the payment hereof notwithstanding any agreement for the extension of the due date of any payment made by the holder after the maturity thereof.

     The Maker agrees (or if there shall be two Makers, both jointly and severally agree) to pay all collection expenses, court costs and reasonable attorneys' fees incurred in collection of this Note or any part hereof. References to the Maker or Makers shall include the Maker or Makers and all endorsers, sureties, guarantors and other obligors hereon.

     This Note is secured by a pledge of the Shares pursuant to the terms of the

Company's 1996 Stock Option Loan Plan.

     IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered as of the day and year and at the place first above written.


                                             MAKER



                                             ---------------------------------
                                             Name:



                                             [
                                              --------------------------------
                                             Name of Spouse:]


                                             ---------------------------------
                                             Address

                                   EXHIBIT B

                            STOCK PLEDGE AGREEMENT
                            ----------------------


     THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is made this _____ day of _________________, 19____, by and between _________________ ("Pledgor")
and IMPERIAL CREDIT MORTGAGE HOLDINGS, INC., a Maryland corporation ("Pledgee").

                                R E C I T A L S
                                ---------------


     A. Pursuant to the Imperial Credit Mortgage Holdings, Inc. 1996 Stock Option Loan Plan (the "Loan Plan"), the Company has loaned $__________ to Pledgor and Pledgor has executed a Promissory Note (the "Note") dated the date hereof in favor of the Pledgee.

     B. Pursuant to the Note, the parties have agreed that Pledgee shall obtain a security interest in certain shares of stock owned by Pledgor, and hold the same as security for Pledgor's performance of the terms and conditions of the Promissory Note.

     NOW, THEREFORE, the parties agree as follows:

     1. As security for all sums owned by Pledgor to Pledgee under the Promissory Note, Pledgor hereby grants to Pledgee a security interest in ______________ (__________) shares of Common Stock of Pledgee. Pledgor hereby delivers to Pledgee share certificate(s) number ___ of Pledgee, issued to Pledgor, evidencing ownership of _____________________ (__________) shares of Common Stock of the Pledgee (hereinafter the "Pledged Shares"), which has been endorsed in blank by Pledgor.

     2. While Pledgee is the holder of the Pledged Shares, Pledgor shall have the right to vote the same at meetings of the stockholders of the Company so long as there is no default in the performance of any of the terms of the Note and Loan Plan, or of the terms of this Pledge Agreement. After any such default, and prior to the cure thereof, Pledgee shall have the right to vote the Pledged Shares at any such meeting of the stockholders.

     3. Upon the payment of all of the obligations set forth in the Note, Pledgee shall surrender the Pledged Shares to Pledgor.

     4. Within ten (10) business days after the maturity date of the Note, or on the date as of which Pledgor elects to prepay the Note as provided therein, Pledgor shall repay in full the then unpaid principal balance of the Note, accrued and unpaid interest, and any applicable Federal and state withholding taxes. If not fully paid when due, Pledgor agrees to sell his or her Pledged Shares to the Pledgee at the market price on the maturity date, if a business day (or at the market price on the business day immediately preceding the maturity date if the maturity date is not a business day). Pledgor agrees to sell to Pledgee, or Pledgee may sell on the open market (except as hereinafter provided), the number of shares of

Common Stock pledged as collateral necessary to repay in full the Note, accrued and unpaid interest, and any applicable Federal and state withholding taxes. If the Pledged Shares are sold on the open market, Pledgee shall receive and apply the sale proceeds (net of brokerage fees, collection fees and Federal or state withholding taxes on income applicable to the transaction) realized from such sale toward repayment of the Note, accrued and unpaid interest, and any applicable Federal and state withholding taxes. If, pursuant to procedures established by Pledgee for compliance with securities laws, Pledgee believes that the purchase of Pledged Shares by Pledgee in repayment of the Note, or the sale by Pledgee of Pledged Shares of Company Stock on the open market to repay the Note, would violate any provision of applicable securities laws or cause Pledgor to incur a liability under Section 16(b) of the Securities Exchange Act of 1933, as amended, the maturity date may be extended by the Compensation Committee until the first day the purchase by Pledgee of the Pledged Shares or a sale of the Pledged Shares on the open market can be made without violating such securities laws or incurring such liability under Section 16(b). Any shares of Common Stock remaining after repayment of the Note, accrued and unpaid interest, and any applicable Federal and state withholding taxes, shall be transferred to the Pledgor.

     5. Prior to the delivery of the Pledged Shares to the purchaser thereof at a sale, Pledgee shall have the right to insert the name of the purchaser, as assignee, on the reverse side of the share certificate evidencing the Pledged Shares.

     6. In the case of any such sale, the proceeds thereof shall be applied in the following order of priority: first, to the payment of the reasonable expenses of such sale, including, but not limited to, advertising, commissions and attorneys' fees; second, to the obligations of Pledgor as set forth above; and third, to the Pledgor, to the extent of any surplus.

     7. In the event of the sale or transfer of any of the Pledged Shares except for (a) a transfer effected in connection with a consolidation, reorganization, recapitalization or merger of the Company, in which case such newly acquired shares shall be pledged to the Company as substitute security, except in the case of a Change in Control as provided in section 4(p), (b) a transfer to the Company in payment of the exercise price of one or more Stock Options outstanding under the 1995 Stock Option Deferred Stock and Restricted Stock Plan (the "1995 Plan"), in which case the shares issued upon such exercise shall be pledged to the Company as substitute security or (c) a sale in which the proceeds are used, or are to be used, for the payment of Federal or state income taxes, including withholding taxes, incurred in connection with exercise of Stock Options granted under the 1995 Plan in respect of which the Note has been made, the unpaid balance of the Note shall become immediately due and payable in full. Pledgor shall release shares to be sold from the pledge only if Pledgee first pays Pledgor the accelerated portion of the Note covering the exercise price of the shares (plus any withholding tax obligations, if not yet satisfied) or otherwise enters into a satisfactory arrangement with Pledgor to provide for payment of such amount upon consummation of the sale.

     8. Pledgee reserves the right to recover a judgment for any deficiency arising from such sale whether conducted by judicial or non-judicial methods.

     9. Dividends paid on shares of Common Stock pledged as security for the Note shall be first applied by the Company to pay interest accrued and unpaid on the Pledgor's Note. To the extent that dividends for any quarter are insufficient to pay the accrued interest for a quarterly installment, the difference will be added to the principal balance of the Note. To the extent that dividends for any quarter are in excess of the accrued interest for a quarterly installment, then a minimum of 50% of the excess shall be applied to the principal balance of the Note with the remainder to be paid in cash to the Pledgor, at the Pledgor's option as indicated to the Company in writing.

     10. In the event a Pledgor terminates employment for any reason other than death or Disability (as defined in the 1995 Plan), the unpaid balance of the Note shall become due and payable on the 10th trading day after such termination or cessation; provided, however, that if such a sale of shares of the Company's Common Stock would cause Pledgor to incur liability under the provisions of any applicable Federal or state Securities law, the unpaid balance shall become due and payable on the 10th trading day after the first day on which such sale can be made without incurring such liability or such violation. In the event Pledgor terminates employment as a result of death or Disability, the unpaid balance of the Note shall become due and payable six months after the date of such termination or cessation.

     11. All notices delivered pursuant to this Pledge Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally upon the person to whom notice is to be given, or on the third calendar day after mailing, if mailed to the person to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed to the Pledgee at its principal office and to the Pledgor at the last address known to Pledgee.

     Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

     12. In the event that any provision of this Pledge Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Pledge Agreement. No waiver of any of the provisions of this Pledge Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     13. In the event of a dispute between the parties hereto arising out of the terms, conditions or obligations imposed by this Pledge Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and expenses incurred in connection therewith.

     14. Each party shall, at the request of the other, execute, acknowledge and deliver whatever additional instruments, and do such other acts, as may be required or convenient in order to accomplish and carry forward the intent and purposes of this Pledge Agreement.

     15. Upon the breach of any term of this Pledge Agreement or any term of the Note, Pledgee shall have all the rights and remedies provided in the California Commercial Code.

     16. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California.

     17. This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                        "Pledgor"




                                        ----------------------------------------
                                        Name:



                                        "Pledgee"

                                         Imperial Credit Mortgage Holdings, Inc.
                                         a Maryland corporation



                                         ---------------------------------------
                                         Name:
                                         Title:

                               Consent of Spouse
                               -----------------


     I certify that:

     I am the spouse of _____________________, Signatory to the foregoing Pledge Agreement. I have read and approve the provisions of the Pledge Agreement, the 1996 Stock Option Loan Plan and the Promissory Note, and I agree to be bound by and accept its provisions in lieu of all other interest I may have in the Pledged Shares held thereunder, whether the interest may be community property, or otherwise. The terms used in this consent shall have the meanings ascribed to them in the foregoing Pledge Agreement.



                                    Signed:
                                           -------------------------------------


                                           -------------------------------------
                                                         Printed Name